Exhibit 10.8

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
1 STOP MOTORSPORTS
1ST CHOICE AUTO SALES INC
1ST CLASS AUTO SALES
1ST CLASS AUTO SALES
1ST CLASS AUTOS
1ST STOP MOTORS INC
247 AUTO SALES
31 W AUTO BROKERS INC
4 WHEELS OF FOX LAKES SALES
4042 MOTORS LLC
414 AUTO CENTER
44 AUTO MART
5 POINTS AUTO MASTERS
5 STARR AUTO
60 WEST AUTO SALES LLC
7TH STREET AUTO SALES
A & D MOTORS, INC.
A & M CLASSIC AUTO RESTORATION
A & S GRAND AVE
A.R.J.’S AUTO SALES, INC
A1 AUTO SALES
A-1 AUTO SALES
AAA AUTOMOTIVE LLC
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ACE AUTOMOTIVE, INC.
ACTION DIRECT USA
ACTION GM
ACURA OF ORANGE PARK
ADAMS AUTO GROUP
ADAMSON FORD LLC
ADRIAN DODGE CHRYSLER JEEP
ADS AUTO DISCOUNT SALES INC
ADVANCE AUTO WHOLESALE, INC.
ADVANTAGE CHRYSLER PLYM DODGE
ADVANTAGE USED CARS
ADVENTURE CHRYSLER JEEP
AFFINITY AUTOMOTIVE REPAIRS &
AFFORDABLE AUTO AUCTION LLC
AFFORDABLE RENTAL SALES
AFFORDABLE USED CARS & TRUCKS
AJ’S AUTO
ALBANY MITSUBISHI
ALFA MOTORS
ALL AMERICAN AUTO MART
ALL CREDIT CAR SALES LLC
ALL RIGHT AUTOS INC

DEALER NAME
ALL STAR AUTO GROUP
ALL STAR MOTORS INC
ALL WHEEL AUTO
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALLIANCE
AL’S AUTO MART
ALTERNATIVES
AMERICAN AUTO SALES WHOLESALE
AMERICAN PRESTIGE AUTOS INC
AMERIFIRST AUTO CENTER, INC.
ANDERSON SUBURU
ANDRADE AUTO EXCHANGE INC
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.
ANDY MOHR TOYOTA
ANNIE RAE INC
ANSWER ONE MOTORS
ANTHONY PONTIAC GMC BUICK INC
ANTHONY UNDERWOOD AUTOMOTIVE
ANTIQUE MOTORS
ANY CREDIT AUTO SALES LLC
ANYTHING ON WHEELS INC
APPROVAL AUTO CREDIT INC.
ARA AUTO AIR & ELECTRIC
ARB WHOLESALE CARS INC
ARBOGAST BUICK PONTIAC GMC
ARC AUTO LLC
ARCH ABRAHAM NISSAN LTD
ARES FINANCIAL SERVICES LLC
ARRIGO DODGE
ART MOEHN CHEVROLET, CO.
ART PINNOWS AUTO
ASANKA CARS.COM
ASHEBORO NISSAN, INC
ASSOCIATED AUTOMOTIVE GROUP
ATCHINSON FORD SALES
ATL AUTOS .COM
ATLANTA LUXURY MOTORS INC
ATLANTIC BEACH AUTO SALES
ATLANTIS RENT A CAR AND
AUCTION DIRECT USA
AURORA CHRYSLER PLYMOUTH
AURORA MOTOR CARS
AUSTIN MOTORS, INC
AUTO AMERICA

DEALER NAME
AUTO B GOOD
AUTO BANK, INC.
AUTO BRITE AUTO SALES
AUTO CITY
AUTO CITY LLC
AUTO CLUB OF MIAMI
AUTO DIRECT
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED
AUTO ENTERPRISE
AUTO EXCHANGE
AUTO EXTREME INC
AUTO HAUS OF FT. MEYERS
AUTO LIBERTY OF ARLINGTON
AUTO LINE, INC.
AUTO LIQUIDATORS OF TAMPA, INC
AUTO LOOX
AUTO MAC 2
AUTO MART, INC.
AUTO MAX USA LLC
AUTO NETWORK OF THE TRIAD LLC
AUTO NETWORK, INC.
AUTO PARK CORPORATION
AUTO PASS SALES & SERVICE CORP
AUTO PLAZA INC
AUTO PLAZA USA
AUTO PLUS OF SMITHVILLE LLC
AUTO POINT USED CAR SALES
AUTO PROFESSION CAR SALES 2
AUTO PROFESSIONAL CAR SALES
AUTO RITE, INC
AUTO SELECT
AUTO SENSATION USA, INC.
AUTO SOLUTIONS
AUTO SPORT, INC.
AUTO STAR MOTOR CO LLC
AUTO STOP INC
AUTO SUPER CENTER
AUTO TRADEMARK
AUTO TREND WHOLESALE
AUTO VILLA
AUTO VILLA WEST
AUTO WEEKLY SPECIALS
AUTO WISE AUTO SALES
AUTO WISE BUYING SERVICE INC
AUTO WORLD
AUTO WORLD

DEALER NAME
AUTODRIVE, LLC
AUTOHOUSE, US
AUTOLAND AUTO SALES
AUTOLAND USA AT SMYRNA
AUTOMART #1 LLC
AUTOMAX
AUTOMAX ATLANTA
AUTOMAX OF ANDERSON
AUTOMAX OF GREENVILLE
AUTOMAX OF GREER
AUTOMAX OF SPARTANBURG
AUTOMOTIVE CONNECTION
AUTONATION LLC
AUTONET GROUP LLC
AUTONOMICS
AUTOPLEX IMPORT
AUTOPLEX, LLC
AUTORAMA PREOWNED CARS
AUTOS DIRECT INC
AUTOS ONLINE
AUTOSHOW SALES AND SERVICE
AUTOVILLE
AUTOWAY CHEVROLET
AUTOWAY FORD OF BRADENTON
AUTOWAY FORD OF ST PETE
AUTOWAY HONDA ISUZU
AUTOWAY LINCOLN-MERCURY
AUTOWISE LLC
AUTOWORLD USA
B & B AUTO PERFORMANCE LLC
B & W MOTORS
BAKER BUICK GMC CADILLAC
BALDERSON MOTOR SALES
BALLAS BUICK GMC
BAMA MOTORCARS INC
BANK AUTO SALES
BARBIES AUTOS CORPORATION
BARGAIN SPOT CENTER
BARNES MOTOR CO. LLC
BARRETT & SONS USED CARS
BARTOW FORD COMPANY
BARTS CAR STORE
BASELINE AUTO SALES, INC.
BATES FORD INC
BAY PINES AUTO SALES
BAYSHORE AUTOMOTIVE
BEACHUM AND LEE FORD INC

DEALER NAME
BEASLEY-CROSS PRE OWNED INC
BECK NISSAN INC.
BEDFORD AUTO WHOLESALE
BEECHMONT FORD
BEEJAY AUTO SALES INC
BELL AUTO SALES
BELLAMY AUTOMOTIVE GROUP, INC
BELLS AUTO SALES
BELL’S AUTO SALES
BELTON AUTO CREDIT
BEN MYNATT NISSAN
BENTLEY AUTOMOTIVE INC
BEREA AUTO MALL
BERGER CHEVROLET
BERKELEY FORD
BERMANS AUTOMOTIVE, INC.
BERT SMITH INTERNATIONAL
BESSEMER AL AUTOMOTIVE LLC
BEST BUY AUTO SALES INC
BEST BUY MOTORS
BEST BUY WHEELS
BEST CHEVROLET
BEST DEAL AUTO SALES
BEST DEAL AUTO SALES INC
BEST DEALS ON WHEELS AUTO
BEST FOR LESS AUTO INC
BEST IN TOWN
BEST KIA
BICKEL BROTHERS AUTO SALES INC
BIG BLUE AUTOS, LLC
BIG O DODGE OF GREENVILLE, INC
BILL BLACK CHEVROLET,
BILL BRANCH CHEVROLET
BILL BRYAN CHRYSLER DODGE JEEP
BILL MCKENZIES USED CARS
BILLS & SON AUTO SALES INC
BILLS AUTO SALES & LEASING,LTD
BILLY RAY TAYLOR AUTO SALES
BILTMORE MOTOR CORP.
BIRMINGHAM WHOLESALE AUTO LLC
BLACKWELL MOTORS INC
BLAKE HOLLENBECK AUTO SALES IN
BLOOMINGTON AUTO CENTER
BLOSSOM CHEVROLET, INC.
BLOUNT HONDA
BLUE PRINT AUTOMOTIVE GROUP II
BOB BOAST DODGE

DEALER NAME
BOB CALDWELL DODGE COUNTRY INC
BOB HOOK OF SHELBYVILLE, LLC
BOB KING MITSUBISHI
BOB KING’S MAZDA
BOB MAXEY LINCOLN-MERCURY
BOB PULTE CHEVROLET GEO, INC.
BOB STEELE CHEVROLET INC.
BOBB CHRYSLER DODGE JEEP RAM
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA
BOBBY WOOD CHEVROLET
BONANZA AUTO CENTER INC
BOOMERS TRUCKS & SUVS LLC
BORCHERDING ENTERPRISE, INC
BORI MEX AUTO SALES LLC
BOSAK HONDA
BOULEVARD AUTO SALES & LEASING
BOYD’S AUTO SALES
BRADENTON AUTO DIRECT
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRAMLETT PONTIAC INC
BRANDON HONDA
BRANDT AUTO BROKERS
BRAZUSA AUTO SALES INC
BREMEN MOTORS
BRITTS AUTO CO LLC
BROMAR LLC
BRONDES FORD MAUMEE LTD
BROTHERS CHEVROLET OLDSMOBILE
BSK MOTOR CARS
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE NISSAN, INC.
BUDS AUTO SALES
BURNS CHEVROLET, INC
BURNT STORE AUTO AND TRAILER
BUTLER FORD MERCURY HONDA INC.
BUTLER NISSAN
BUY RIGHT AUTO SALES INC
BUY RIGHT AUTOMOTIVE, LLC
BUZZ KARZ LLC
BYERLY FORD-NISSAN, INC
BYERS CHEVROLET LLC
BYERS IMPORTS
C & J AUTO WORLD LLC
C & S SALES

DEALER NAME
C.W. MOTORS INC
CABLE AUTOMOTIVE INC
CADILLAC OF NOVI INC
CALVARY CARS & SERVICE, INC
CAMPBELL BROTHERS AUTO SALE
CAMPBELL MOTORS, INC.
CAMPBELL’S AUTO SALES
CAPITAL AUTO SALES CORP
CAPITAL AUTOMOTIVE SALES
CAPITAL FORD INC
CAPITAL MOTORS
CAPITAL MOTORS LLC
CAPITOL AUTO
CAR BAZAAR INC OF FRANKLIN
CAR CITY USA LLC
CAR COLLECTION OF TAMPA INC.
CAR COLLECTION, INC.
CAR CORRAL
CAR COUNTRY
CAR CREDIT INC
CAR DEALS
CAR FINDERS, LLC
CAR MART FL.COM
CAR PORT AUTO SALES, INC.
CAR SOURCE, LLC.
CAR START
CAR ZONE
CAR ZONE
CAR ZONE
CARDINAL MOTORS INC
CARDINAL MOTORS INC
CARDIRECT LLC
CARENA MOTORS, CO.
CAREY PAUL HONDA
CARMASTERS OF ARLINGTON
CAROLINA AUTO EXCHANGE
CAROLINA CARS OF MT PLEASANT
CAROLINA VOLKSWAGEN
CARRIAGE KIA
CARROLLTON MOTORS
CARS & TRUCKS
CARS & US INC
CARS 4 LESS AUTO INC
CARS 4 U
CARS AND CARS, INC.
CARS GONE WILD LLC
CARS OF SARASOTA LLC

DEALER NAME
CARSMART, INC.
CARVER TOYOTA OF COLUMBUS
CARZ & CYCLES OF SOUTHWEST FL
CARZ 4 U, LLC
CARZ, INC.
CASCADE AUTO GROUP, LTD
CASH AUTO SALES LLC
CASTLE USED CARS
CASTRIOTA CHEVROLET GEO INC.
CAVALIER AUTO SALES INC
CAVALIER FORD-PORTSMOUTH
CBS QUALITY CARS, INC.
CECIL CLARK CHEVROLET,INC.
CELEBRITY AUTOMOTIVE LLC
CENTRAL AVE AUTO OUTLET, INC.
CENTRAL PONTIAC INC.
CERTIFIED AUTO DEALERS
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHARLES BARKER PREOWNED OUTLET
CHARLOTTE MOTOR CARS LLC
CHARS CARS LLC
CHASE AUTO GROUP
CHATHAM PARKWAY TOYOTA
CHILDRE AUTOMOBILES LLC
CHOICE AUTO SALES
CHOICE AUTOMOTIVE GROUP
CHRIS CARROLL AUTOMOTIVE
CHRIS SPEARS PRESTIGE AUTO
CHRONIC INC.
CINCY IMPORTS
CIRCLE CITY ENTERPRISES, INC.
CITRUS CHRYSLER JEEP DODGE
CITY AUTO SALES
CITY MITSUBISHI
CITY STYLE IMPORTS INC
CITY USED CARS, INC
CLARK’S SUNSHINE
CLASSIC ASIAN IMPORTS, LLC
CLASSIC AUTO DEALER
CLASSIC CADILLAC ATLANTA CORP
CLASSIC FORD
CLASSIC SUZUKI OF BIRMINGHAM
CLASSIC TOYOTA
CLONINGER FORD OF HICKORY
COASTAL CHEVROLET, INC.
COCONUT CREEK HYUNDAI

DEALER NAME
COGGIN HONDA
COLONIAL AUTO SALES
COLUMBUS AUTO RESALE, INC
CONEXION AUTO SALES
CONLEY BUICK, INC.
CONSUMER AUTO BROKERS
COOK MOTOR COMPANY
CORAL SPRINGS OLDSMOBILE, INC
CORAL WAY AUTO SALES INC
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE OF
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET OF
COUGHLIN FORD- JOHNSTOWN
COUGHLIN FORD OF CIRCLEVILLE
COUGHLIN HYUNDAI
COUNTRY HILL MOTORS INC
COUNTRY HILL MOTORS, INC.
COUNTRYSIDE FORD OF CLEARWATER
COUNTY MOTOR CO., INC.
COURTESY CHRYSLER DODGE JEEP
COURTESY CHRYSLER JEEP
COURTESY CHRYSLER JEEP DODGE
COURTESY NISSAN
COYLE CHEVROLET
CR MOTOR SALES, INC.
CR MOTORS OF ADRIAN INC
CRABBS AUTO SALES
CRAIG & BISHOP, INC.
CRAIG & LANDRETH INC
CRAMER TOYOTA OF VENICE
CRENCOR LEASING & SALES
CREST CADILLAC OF BIRMINGHAM
CRESTMONT HYUNDAI, LLC
CRM MOTORS, INC.
CRONIC CHEVROLET, OLDSMOBILE-
CROSSROADS FORD INC
CROSSROADS FORD OF INDIAN TRL
CROSSROADS KIA OF INDIAN TRAIL
CROSSWALK AUTO
CROWN AUTO DEALERSHIPS INC.
CROWN HONDA
CROWN KIA
CROWN MOTORS INC
CROWN NISSAN
CROWN NISSAN GREENVILLE
CSA IMPORTS LLC DBA COGGIN

DEALER NAME
CURRIE MOTORS DRIVERS EDGE
D & L AUTO SALES
D & R AUTOMOTIVE
D & R TRUCK AND AUTO
DAN CUMMINS CHV BUICK PONTIAC
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DAN’S AUTO SALES, INC
DARCARS WESTSIDE PRE-OWNED
DAVE GILL PONTIAC GMC
DAVE SINCLAIR LINCOLN
DAVES JACKSON NISSAN
DAVID SMITH AUTOLAND, INC.
DAYS AUTO SALES INC
DAYTON ANDREWS DODGE
DAYTON ANDREWS INC.
DEACON JONES AUTO PARK
DEACON JONES NISSAN LLC
DEALER SERVICES FINANCIAL CTR
DEALERS CHOICE MOTOR COMPANY
DEALS FOR WHEELS
DEALS ON WHEELS
DEALS ON WHEELS AUTO MART
DEALS ON WHEELS WHOLESALE LLC
DEALZ AUTO TRADE
DEALZ ON WHEELZ LLC
DEECO’S AUTO SALES INC
DEMAAGD GMC NISSAN INC
DENNIS AUTO POINT
DENNY’S AUTO SALES, INC.
DESTINYS AUTO SALES
DETROIT II AUTOMOBILES
DETROIT II AUTOMOBILES, INC
DEWITT MOTORS
DIAMOND AUTO CENTER
DIAMOND II AUTO SALES, INC.
DIANE SAUER CHEVROLET, INC.
DICK SCOTT MOTOR MALL INC
DICK SCOTT NISSAN, INC.
DIMMITT CHEVROLET
DIRECT AUTO EXCHANGE, LLC
DIRECT AUTO SALES LLC
DISCOUNT AUTO BROKERS
DIVERSIFIED AUTO SALES
DIXIE IMPORT INC
DM MOTORS, INC.
DOJ AUTO DEALERSHIP

DEALER NAME
DON AYERS PONTIAC INC
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON JACKSON IMPORTS CARS INC
DON MARSHALL CHYSLER CENTER
DON MEALEY CHEVROLET
DON MOORE CHEVROLET CADILLAC
DON REID FORD INC.
DORAL CARS OUTLET
DOTSON BROS CHRYS DODGE PLYM
DOWNTOWN BEDFORD AUTO
DRIVE NOW AUTO SALES
DRIVE SOURCE
DRIVER SEAT AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVERS WORLD
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA
DUBLIN CADILLAC NISSAN GMC
DUGAN CHEVROLET PONTIAC
DUKE IMPORTS, INC.
DUNN CHEVROLET OLDS INC.
DURAN MOTOR SPORTS INC
DUVAL ACURA
DWAYNE PIERCE
DYNASTY MOTORS
E AUTO SOLUTIONS
EAGLE ONE AUTO SALES
EAGLE ONE LEASE & CAPITAL LLC
EARL TINDOL FORD, INC.
EAST ANDERSON AUTO SALES
EAST COAST AUTO SALES LLC
EAST LAKE TRUCK & CAR SALES
EASTERN SHORE AUTO BROKERS INC
EAZY RIDE AUTO SALES LLC
ECLECTIC CARS LLC
ECONOMIC AUTO SALES INC
ECONOMY RENT A CAR & SALES INC
ED MORSE MAZDA LAKELAND
ED TILLMAN AUTO SALES
ED VOYLES HONDA
ED VOYLES HYUNDAI
ED VOYLES KIA OF CHAMBLEE
EDDIE ANDRESON MOTORS
EDDIE AUTO BROKERS
EDDIE CRAIGS EXPRESS
EDDIE MERCER AUTOMOTIVE

DEALER NAME
EDDIE PREUITT FORD, INC.
EDGE MOTORS
EJ’S QUALITY AUTO SALES, INC.
ELDER FORD OF TAMPA LLC
ELITE AUTO ADVANTAGE INC
ELITE AUTO SALES OF ORLANDO
ELITE CAR OUTLET INC
ELITE CAR SALES OF CLEARWATER
ELITE IMPORTS
EMPIRE AUTOMOTIVE GROUP
ENGLEWOOD FORD
ENON AUTO SALES
ENTERPRISE
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING COMPANY
ERNEST MOTORS, INC.
ERNIE PATTI AUTO LEASING &
ESSERMAN INTERNATIONAL ACURA
EXCLUSIVE MOTORCARS LLC
EXOTIC MOTORCARS
EXPRESS AUTO SALES
EXTREME IMPORTS
EZ AUTO & TRUCK PLAZA II INC
FAIRLANE FORD SALES, INC.
FAIRWAY LINCOLN MERCURY INC
FAMILY MOTORS
FANELLIS AUTO
FANTASY AUTOMOTIVES
FAST TRACK AUTO SALES INC
FEDERICO PRE OWNED CENTER LLC
FERMAN CHRYSLER PLYMOUTH
FERMAN NISSAN
FERRIS CHEVROLET INC
FIAT OF SOUTH ATLANTA
FIAT OF WINTER HAVEN
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE INC
FIRST CLASS MOTORS
FIRST STOP AUTO SALES
FITZGERALD MOTORS, INC.
FIVE POINTS TOYOTA, INC.
FIVE STAR AUTO SALES OF
FIVE STAR CHEVROLET CADILLAC

DEALER NAME
FL PRICE BUSTER AUTO SALES
FLEET SERVICES REMARKETING
FLEET STREET REMARKETING
FLORENCE AUTO MART INC
FLORIDA AUTO EXCHANGE
FLORIDA CARS OF TAMPA BAY INC
FLORIDA FINE CARS INC
FLORIDA’S FINEST USED CARS LLC
FLOW CHEVROLET LLC
FLOW HONDA
FLOW MOTORS
FLOW VOLKSWAGEN OF GREENSBORO
FORD MIDWAY MALL, INC.
FORD OF PORT RICHEY
FORT MYERS TOYOTA INC.
FORT WAYNE CREDIT CONNECTION I
FORT WAYNE TOYOTA/LEXUS OF
FOXWORTHY AUTO SUPERSTORE
FRANK MYERS AUTO SALES, INC
FRANKIES AUTO SALES
FRANKLIN FAMILY CHEVY BUICK GM
FREDERICO PRE-OWNED CENTER LLC
FREEDOM FORD, INC.
FRIDAY’S AUTO SALES, INC.
FRIENDLY FINANCE AUTO SALES
FRITZ ASSOCIATES
FRONTIER MOTORS INC
FUCCILLO KIA OF CAPE CORAL
FUTURE AUTOMOTIVE LLC
G & W MOTORS INC
GADONE AUTO MALL LLC
GAINESVILLE DODGE
GAINESVILLE MITSUBISHI
GALEANA CHRYSLER PLYMOUTH
GANLEY BEDFORD IMPORTS INC
GANLEY CHEVROLET, INC
GANLEY CHRYSLER JEEP DODGE INC
GANLEY LINCOLN MERCURY
GARY SMITH FORD
GATES CHEV PONT GMC BUICK
GATEWAY PRE-OWNED
GATOR CHRYSLER-PLYMOUTH, INC.
GATORLAND KIA
GENE GORMAN & ASSOC. INC. DBA
GEN-X CORP
GEOFF ROGERS AUTOPLEX
GEORGIA AUTO BROKERS

DEALER NAME
GEORGIA CAR CENTER
GEORGIA FINE CARS LLC
GEORGIA ON WHEELS
GEORGIE’S AUTO INC
GERMAIN HONDA
GERMAIN OF SARASOTA
GERMAIN TOYOTA
GERMAIN TOYOTA
GETTEL NISSAN OF SARASOTA
GETTEL TOYOTA
GILBERT CHEVROLET COMPANY INC
GLENBROOK DODGE, INC.
GLOVER AUTO SALES
GMT AUTO SALES, INC
GOLDEN OLDIES
GOOD TO GO AUTO SALES INC
GORDON CHEVROLET-GEO
GOWEN WHOLESALE AUTO
GRAINGER NISSAN
GRANT CAR CONCEPTS
GRANT MOTORS CORP.
GREAT BRIDGE AUTO SALES
GREAT LAKES CHEVROLET BUICK
GREAT LAKES CHRYSLER DIDGE JEE
GREAT LAKES HYUNDAI, INC.
GREEN FLAG AUTO SALES
GREEN FORD, INC
GREENE FORD COMPANY
GREENLIGHT MOTORS, LLC
GREEN’S TOYOTA
GREENWAY FORD, INC
GREENWISE MOTORS
GREG COATS CARS AND TRUCKS
GREG SWEET CHEVY BUICK OLDS
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GRIFFIN MOTOR CO, INC
GROGANS TOWNE CHRYSLER
GROVER & SONS MOTOR SALES LLC
GTR MOTORS
GUARANTEE AUTOMAXX CORPORATION
GULF ATLANTIC WHOLESALE INC
GULF COAST AUTO BROKERS, INC.
GULF MOTORS OF FT. MEYERS
GWINNETT MOTOR COMPANY
GWINNETT PLACE NISSAN
H & H AUTO SALES

DEALER NAME
HAASZ AUTO MALL, LLC
HAIMS MOTORS INC
HAIMS MOTORS INC
HALEY TOYOTA CERTIFIED
HALLECK AUTO SALES
HAMILTON CHEVROLET INC
HAMMCO INC
HANSELMAN AUTO SALES INC.
HAPPY AUTO MART
HAPPY CARS INC
HARBOR CITY AUTO SALES, INC.
HARDIE’S USED CARS, LLC
HARDY CHEVROLET
HAROLD ZEIGLER CHRYSLER DODGE
HARPER AUTO SALE, LLC
HATCHER’S AUTO SALES
HAWLEY MOTOR SALES, INC
HEAD START AUTOMOTIVE
HEADQUARTER HONDA
HEATH MOTORSPORTS
HEATH’S EXOTIC CARS AND
HELLER CAR COMPANY, INC
HENDRICK CHEVROLET LLC
HENDRICK HONDA
HENDRICK HONDA
HENDRICK HYUNDAI NORTH
HENDRICKSCARS.COM
HENNESSY MAZDA PONTIAC
HERITAGE CADILLAC-OLDS, INC.
HERRNSTEIN CHRYSLER INC
HIBDON MOTOR SALES
HIGHLINE AUTOSPORTS
HIGHLINE IMPORTS, INC.
HILL NISSAN INC
HILTON HEAD MITSUBISHI
HOGSTEN AUTO WHOLESALE
HOLLYWOOD CHRYSLER PLYMOUTH
HOLLYWOOD IMPORTS
HOLLYWOOD MOTOR CO #3
HOMETOWN AUTO MART, INC
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA MALL OF GEORGIA
HONDA MARYSVILLE
HONDA OF CONYERS
HONDA OF FRONTENAC
HONDA OF GAINESVILLE

DEALER NAME
HONDA OF MENTOR
HONDA OF OCALA
HONDA OF THE AVENUES
HONEYCUTT’S AUTO SALES, INC.
HOOSIER TOM, INC.
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HOOVER TOYOTA, LLC
HOPKINS PONTIAC-OLDS-GMC TRUCK
HORACE G ILDERTON
HOTT WHEELZ AUTO SALES LLC
HUBLER AUTO PLAZA
HUBLER CHEVROLET CENTER INC.
HUBLER CHEVROLET INC
HUBLER FINANCE CENTER
HUBLER NISSAN, INC.
HUDSON AUTO SALES
HUDSON NISSAN
HUGH WHITE HONDA
HUNTER AUTO
HUSTON MOTORS INC.
HWY 150 BUYERS WAY, INC.
HYUNDAI OF BRADENTON
HYUNDIA OF GREER
I 95 TOYOTA & SCION
IAUTO INC
IDEAL MOTORS INC
IDEAL USED CARS INC
IJN AUTOMOTIVE GROUP
IMAGE CARS INC.
IMAGINE CARS
IMPERIAL MOTORS
IMPERIAL SALES & LEASING INC
IMPORT’S LTD
INDIAN RIVER LEASING CO
INDOOR AUTO SALES, INC.
INDY MOTORSPORTS
INDY’S UNLIMITED MOTORS
INFINITI OF BEDFORD
INTEGRITY AUTO CENTER INC
INTEGRITY AUTO SALES, INC.
INTEGRITY AUTOMOTIVE
INTEGRITY AUTOMOTIVE GROUP
INTERNATIONAL AUTO LIQUIDATORS
INTERNATIONAL AUTO OUTLET
INTERNATIONAL MOTOR CARS SVC

DEALER NAME
ISAACS PRE-OWNED AUTOS LLC
J & C AUTO SALES
J & J S ORANGE BLOSSOM TRL
J & M AFFORDABLE AUTO, INC.
J & M MOTORS LLC
J&K USED CARS
J. FRANLKIN AUTO SALES INC
JACK DEMMER FORD, INC.
JACK MAXTON CHEVROLET INC
JACK MAXTON CHEVROLET, INC
JACK MAXTON USED CARS
JACKIE MURPHY’S USED CARS
JACKSONVILLE AUTO LINK INC
JACOBY MOTORS INC
JADES AUTO SALE INC
JAKE ALEXANDER AUTO SALES
JAKE SWEENEY CHEVROLET, INC
JAKE SWEENEY MAZDA WEST
JAKE SWEENEY SMARTMART INC
JAKMAX
JAMESTOWN AUTO SALES INC
JARRARD PRE-OWNED VEHICLES
JARRETT FORD OF PLANT CITY
JARRETT GORDON FORD INC
JAX AUTO WHOLESALE, INC.
JAY HONDA
JAZCARS, INC.
JB’S AUTO SALES OF PASCO, INC.
JC AUTOMAX
JC LEWIS FORD, LLC
JCN INC AUTO SALES
JDF AUTO
JEFF SCHMITT AUTO GROUP
JEFF WYLEF CHEVROLET OF
JEFF WYLER CHEVROLET, INC
JEFF WYLER SPRINGFIELD, INC
JEFFREYS AUTO EXCHANGE
JENKINS ACURA
JENKINS HYUNDAI
JENKINS HYUNDAI OF LEESBURG
JENKINS MAZDA
JENKINS NISSAN, INC.
JENNINGS AUTO CENTER
JENTECH AUTOMOTIVE LLC
JEREMY FRANKLINS SUZUKI OF KAN
JERRY HAGGERTY CHEVROLET INC
JERRY WILSON’S MOTOR CARS

DEALER NAME
JERRYS CHEVROLET
JIDD MOTORS INC
JIM BURKE NISSAN
JIM COGDILL DODGE CO
JIM ORR AUTO SALES
JIM SKINNER FORD INC
JIM WHITE HONDA
JIM WOODS AUTOMOTIVE, INC.
JIMMIE VICKERS INC.
JIMMY BROCKMAN USED CARS
JK AUTOMOTIVE GROUP LLC
JKB AUTO SALES
JOE KIDD AUTOMOTIVE INC
JOHN BLEAKLEY FORD
JOHN HEISTER CHEVROLET
JOHN HIESTER CHEVROLET
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN JONES CHEVY PONTIAC OLDS
JOHN JONES CHRYSLER DODGE JEEP
JOHN KOOL LINCOLN MERCURY INC
JOHNNYS MOTOR CARS LLC
JOHNSON AUTOPLEX
JOHNSON’S AUTO INC
JOMAX AUTO SALES
JORDAN AUTO SALES
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JT AUTO INC.
JULIANS AUTO SHOWCASE, INC.
JUST-IN-TIME AUTO SALES INC
K & M SUZUKI
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KALER LEASING SERVICES INC
KAR CONNECTION
KARGAR, INC.
KARL FLAMMER FORD
KCK AUTO SALES
KEFFER HYUNDAI
KEFFER PRE-OWNED SOUTH
KEITH HAWTHORNE FORD OF
KEITH HAWTHORNE HYUNDAI
KEITH HAWTHORNE HYUNDAI, LLC
KEITH HAWTORNE FORD
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC

DEALER NAME
KELLY & KELLY INVESTMENT CO IN
KENDALL TOYOTA
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS
KEVINS CAR SALES
KEY CHRYLSER PLYMOUTH INC
KIA AUTO SPORT
KIA OF CONYERS
KIA OF GASTONIA
KIA TOWN CENTER
KING AUTOMOTIVE, LLC
KINGDOM MOTOR CARS
KINGS CHRYLSER JEEP DODGE
KING’S COLONIAL FORD
KINGS FORD, INC
KINGS HONDA
KING’S NISSAN
KISSELBACK FORD
KLASSIC CARS LLC
KLM MOTORS
KNAPP MOTORS
KNE MOTORS, INC.
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KOOL KARS INC
KOOL KARS INC
KUHN HONDA VOLKSWAGON
KUHN MORGAN TOYOTA SCION
KUNES COUNTY FORD OF ANTIOCH
LA AUTO STAR, INC.
LAFONTAINE AUTO GROUP
LAGRANGE MOTORS
LAKE HARTWELL HYUNDAI
LAKE NISSAN SALES, INC.
LAKE NORMAN MOTORS LLC
LAKE VIEW MOTORS INC
LAKELAND CAR COMPANY LLC
LAKELAND CHRYSLER DODGE
LAKELAND NEW CAR ALTERNATIVE
LAKELAND TOYOTA INC.
LAKESIDE AUTO SALES, INC.
LAKEVIEW FORD LINCOLN MERCURY
LALLY ORANGE BUICK PONTIAC GMC
LANCASTER AUTOMOTIVE
LANCASTERS AUTO SALES, INC.
LANDERS MCLARTY CHEVROLET

DEALER NAME
LANDERS MCLARTY SUBARU
LANDMARK CDJ OF MONROE, LLC
LANDMARK MOTOR COMPANY
LANE 1 MOTORS
LANG CHEVROLET COMPANY
LANGDALE HONDA KIA OF
LASH AUTO SALES, INC.
LATIN MOTORS INTERNATIONAL LLC
LAUGHLINS FAMILY AUTO
LEBANON FORD LINCOLN
LEE A. FOLGERS, INC.
LEE FAMILY MOTORS INC
LEE’S AUTO SALES, INC
LEGACY TOYOTA
LEGRANGE TOYOTA INC
LGE CORP
LIBERTY AUTO CITY INC
LIBERTY FORD LINCOLN MERC INC
LIBERTY FORD SOUTHWEST, INC
LIBERTY MOTORS LLC
LIBERTY PONTIAC GMC TRUCK, INC
LIGHTHOUSE AUTO SALES
LIGHTNING MOTORS LLC
LIPTON TOYOTA
LITTLE RIVER TRADING CO OF
LMN AUTO INC
LOCKHART HUMMER, INC.
LOGANVILLE FORD
LOKEY MOTOR CO.
LONDON MOTOR SPORTS
LONGSTREET AUTO
LOR MOTORCARS
LOU BACHRODT CHEVROLET
LOU LARICHE CHEVROLET INC
LOU SOBH PONTIAC/BUICK/GMC
LOUDON MOTORS, INC
LOVE HONDA
LOWCOUNTRY AUTO SALES OF WEST
LOWERY BROS. OVERSTOCK LLC
LOWEST PRICE TRANSPORTATION
LUXURY AUTO DEPOT
LUXURY CARS & FINANCIAL, INC.
LUXURY IMPORTS AUTO SALES
LUXURY MOTORS LLC
M & L MOTOR COMPANY, INC.
M & M AUTO GROUP INC
M & M AUTO SUPER STORE

DEALER NAME
M & M MOTORS INC
M.D.V. INTERNATIONAL AUTO CORP
MACATAWA AUTO & FINANCE CO
MACHADO AUTO SELL LLC
MACKENNEY AUTO SALES
MAGIC IMPORTS OF
MAHER CHEVROLET INC
MAIN STREET MOTORCARS
MANASSAS AUTO TRUCK & TRACTOR
MARCH MOTORS INC.
MARIETTA AUTO MALL CENTER
MARIETTA AUTO MART
MARIETTA LUXURY MOTORS
MAROONE CHEVROLET
MARSHALL FORD
MARSHALL MOTORS OF FLORENCE
MASTER CAR INTERNATIONAL, INC
MASTER CARS
MASTERS AUTO SALES LLC
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATIA MOTORS, INC
MATTERN AUTOMOTIVE,INC
MATTHEWS MOTOR COMPANY
MATTHEWS MOTORS INC.
MATTHEWS-HARGREAVES CHEVROLET
MAXIE PRICE CHEVROLETS OLDS,
MAXIMA AUTO INC
MAXIMUM DEALS, INC.
MAXKARS MOTORS
MAYSVILLE AUTO SALES
MAZDA OF SOUTH CHARLOTTE
MAZDA WESTSIDE
MCCLUSKY AUTOMOTIVE LLC
MCGAFFS AUTO SALES
MCGHEE AUTO SALES INC.
MCJ AUTO SALES OF CENTRAL FLOR
MCKENNEY DODGE LLC
MCPHAILS AUTO SALES
MD AUTO SALES LLC
MEADE BROTHERS AUTO LLC
MECHANICSVILLE HONDA
MECHANICSVILLE TOYOTA
MEDINA AUTO BROKERS
MEDLIN MOTORS, INC.
MEEKS AUTO HAUS INC

DEALER NAME
MEGA AUTO CENTER VA
MELBORNE AUTO ADVANTAGE LLC
MEMBERS SALES AND LEASING INC
MENTOR IMPORTS,INC.
MENTOR NISSAN
MEROLLIS CHEVROLET SALES
METRO HONDA
METRO USED CARS
METROLINA AUTO SALES INC
MIAMI CARS INTERNATIONAL INC
MICHAEL’S AUTO
MICHAEL’S IMPORTS
MID AMERICA AUTO EXCHANGE INC
MID RIVERS MOTORS
MID SOUTH INTERNET BROKERING &
MIDDLETOWN FORD, INC
MIDFIELD MOTOR COMPANY, INC.
MID-LAKE MOTORS, INC.
MIDSTATE MOTORS
MID-TOWN MOTORS LLC
MIDWAY AUTO GROUP
MIDWEST AUTO GROUP LLC
MIDWEST AUTO MART LLC
MIDWEST AUTO STORE LLC
MIDWEST MOTORS & TIRES
MIDWESTERN AUTO SALES, INC.
MIG CHRYSLER DODGE JEEP RAM
MIKE BASS FORD
MIKE CASTRUCCI CHEVY OLDS
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE ERDMAN TOYOTA
MIKE PRUITT HONDA, INC
MIKE REED CHEVROLET INC
MIKE THOMAS AUTO SALES
MIKE’S AUTO FINANCE
MILNER O’QUINN FORD SALES INC
MILTON MARTIN HONDA
MINIVAN SOURCE, INC.
MIRACLE CHRYSLER DODGE JEEP
MIRACLE MOTOR MART EAST
MITCHELL COUNTY FORD LLC
MODERN CORP
MONTGOMERY AUTO MART INC
MONTGOMERY CHEVROLET
MONTGOMERY MOTORS
MONTROSE FORD LINCOLN/MERCURY

DEALER NAME
MOODY MOTORS
MOORE NISSAN
MORGAN COUNTY AUTO & FIANCE
MORONI AUTO SALES INC
MORRIS AUTO SALES INC
MOTOR CARS HONDA
MOTOR KING INC
MOTOR WORLD INC
MOTORCARS
MOTORCARS TOYOTA
MOTORHOUSE INC
MOTORMAX OF GRAND RAPIDS
MR CAR LLC
MTS AUTO MALL, INC.
MULLINAX FORD EAST, INC
MULLINAX FORD OF PALM BEACH
MURFREESBORO AUTO OUTLET, INC
MURRAY’S USED CARS
MUSIC CITY WHOLESALE LLC
MV AUTO SALES
MY CAR LLC
MYLENBUSCH AUTO SOURCE LLC
NALLEY HONDA
NAPLETON’S HYUNDAI
NAPLETONS NISSAN/NAPLETONS
NAPLETON’S NORTH PALM AUTO PK
NAPLETON’S RIVER OAKS CHRYSLER
NASH CHEVROLET COMPANY
NATIONAL CAR MART, INC
NATIONAL MOTORS, INC.
NATIONAL ROAD AUTOMOTIVE LLC
NEIL HUFFMAN NISSAN
NEIL HUFFMAN VW
NELSON AUTO SALES
NELSON MAZDA RIVERGATE
NEW CARLISLE CHRYSLER JEEP
NEWTON’S AUTO SALES, INC.
NEX 2 NU-AUTO SALES INC
NEXT GENERATION MOTORS, INC.
NEXT RIDE AUTO SALES INC
NICE CAR OF FORGOTTEN COAST
NICHOLS DODGE, INC.
NICKS AUTO MART
NIMNICHT PONTIAC
NISSAN OF GALLATIN
NOLAND ROAD AUTO CREDIT
NORTH ATLANTA AUTO SUPERSTORE

DEALER NAME
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTH IRVING MOTORS INC
NORTH POINT MOTORS, LLC
NORTH TAMPA CHRYSLER JEEP DODG
NORTHERN KENTUCKY AUTO SALES
NORTHGATE AUTO SALES
NORTHWOOD AUTO SALES LLC
NOURSE CHILLICOTHE
NUMBER ONE IN RADIO ALARMS INC
O C WELCH FORD LINCOLN MERCURY
OAKES AUTO INC
OBX CHEVROLET BUICK
OCEAN AUTO BROKERS
OCEAN HONDA
O’CONNOR AUTOMOTIVE, INC
O’DANIEL MOTOR SALES, INC.
OHIO AUTO CREDIT
OHIO AUTO SALES
OKOLONA MOTOR SALES
OLATHE QUALITY AUTO SALES
OLE BEN FRANKLIN MOTORS
OLE BEN FRANKLIN MOTORS
OLIVER C. JOSEPH, INC.
OLYMPIC MOTOR CO LLC
ON THE ROAD AGAIN, INC.
ONE SOURCE AUTOMOTIVE SOLUTION
ORLANDO AUTOMOTIVE GROUP LLC
ORLANDO AUTOS
ORLANDO HYUNDAI
OSCAR MOTORS CORPORATION
OVERFLOW MOTORS LLC
OVERLAND PARK MAZDA
OXMOOR FORD LINCOLN MERCURY
PALM AUTOMOTIVE GROUP
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALM BEACH TOYOTA
PALM CHEVROLET OF GAINESVILLE
PALMETTO 57 NISSAN
PALMETTO FORD
PALMETTO WHOLESALE MOTORS
PAPPADAKIS CHRYSLER DODGE JEEP
PAQUET AUTO SALES
PARAMOUNT AUTO
PARK AUTO MALL, INC
PARK MAZDA OF WOOSTER

DEALER NAME
PARKS AUTOMOTIVE, INC
PARKS CHEVROLET - GEO
PARKS CHEVROLET, INC
PARKWAY FORD, INC.
PARKWAY MOTORS INC
PATRICK O’BRIEN JR, CHEV. INC.
PATRIOT CHEVROLET
PAUL MILLER FORD, INC.
PCT ENTERPRISES OF FLORIDA LLC
PEACH MOTORS LLC
PEDIGO’S HEARTLAND CROSSING
PEGGY’S AUTO SALES
PELHAM’S AUTO SALES
PENINSULAR AUTO INC
PENSACOLA AUTO BROKERS, INC
PERFORMANCE CHEVROLET SUBARU
PERFORMANCE CHRYSLER JEEP DODG
PERFORMANCE GMC OF
PERFORMANCE HONDA
PETE FRANKLIN’S WHOLESALE
PETE MOORE CHEVROLET, INC
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PILES CHEV-OLDS-PONT-BUICK
PINE ISLAND AUTO SALES
PINEVILLE IMPORTS
PINNACLE AUTO SALES
PLAINFIELD AUTO SALES, INC.
PLAINFIELD FAMILY AUTO & REPAI
PLATTNER’S
PLAZA LINCOLN MERCURY
PLAZA PONTIAC BUICK GMC INC
POGUE CHEVROLET INC
POMPANO HONDA
POMPANO NISSAN LLC
PORT ORANGE SALES LLC
POWER PONTIAC GMC OLDSMOBILE
PRECISION MOTOR CARS
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTO EXCHANGE
PREMIER AUTOWORKS SALES &
PREMIER MOTORCAR GALLERY
PREMIER MOTORS LLC
PREMIER ONE MOTOR CARS INC
PREMIERE CHEVROLET, INC.
PREMIUM MOTORS LLC

DEALER NAME
PRESSLEY AUTO SALES LLC
PRESTIGE MOTORS
PRESTIGE MOTORS OF VIERA
PRESTON AUTO OUTLET
PRICE RIGHT STERLING HEIGHTS
PRICELESS AUTO SALES
PRIDE AUTO SALES
PRIME MOTORS INC
PRIME MOTORS, INC.
PRO MOTION CO INC
PROCAR
PROFESSIONAL AUTO SALES
PROVIDENCE AUTO GROUP LLC
QUALITY DISCOUNT MOTORS
QUALITY IMPORTS
QUALITY IMPORTS, INC
QUALITY MOTORS
R & W AUTOMOTIVE SALES, INC.
R.K. CHEVROLET
RACEWAY AUTO GROUP
RADER CAR CO INC
RAF AUTO SALES
RANDY MARION CHEVROLET PONTIAC
RANDY WISE CHEVROLET BUICK
RANKL & RIES MOTORCARS, INC
RAY CHEVROLET
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN HOOSIER FORD INC
RAY SKILLMAN NORTHEAST BUICK G
RAY SKILLMAN NORTHEAST MAZDA
RAY SKILLMAN WESTSIDE
RAYMOND CHEVROLET KIA
RAYTOWN AUTOMALL
RE BARBER FORD INC
READY CARS INC
RED HOAGLAND HYUNDAI, INC.
RED HOLMAN BUICK PONTIAC GMC
REDMOND AUTOMOTIVE
REDSKIN AUTO SALES INC
REGAL PONTIAC, INC.
REIDSVILLE NISSAN INC
RELIABLE RIDES LLC
RICART FORD USED
RICE AUTO SALES
RICHARD HUGES AUTO SALES

DEALER NAME
RICHBURG AUTOMOTIVE LLC
RICK CASE ATLANTA
RICK CASE HYUNDAI
RICK CASE MOTORS, INC.
RICK DAVENPORT AUTO SALES, INC
RICK HENDRICK DODGE CHRYSLER J
RIDE N DRIVE
RIDE TIME AUTO SALES LLC
RIDE TIME, INC.
RIDES 4 U
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RIOS MOTORS
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERSIDE MOTORS, INC
RML HUNTSVILLE AL AUTOMOTIVE
ROBERT LEE AUTO SALES INC
ROCK BOTTOM AUTO SALES, INC.
ROCK SOLID AUTOMOTIVE INC
ROCKENBACH CHEVROLET SALES INC
ROD HATFIELD CHEVROLET, LLC
ROD HATFIELD CHRYSLER DGE JEEP
ROGER DEAN CHEVROLET
ROGER WILSON MOTORS INC
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSEN MAZDA
ROSEN NISSAN
ROSEVILLE CHRYSLER JEEP
ROSS’S AUTO SALES
ROUSH HONDA
ROUTE 4 AUTO STORE
ROY O’BRIEN, INC
RP AUTOMOTIVE LLC
RPM AUTO SALES
RPT SALES & LEASING LLC
RUSSELL AUTO SALES
RYAN’S AUTO SALES
S & B AUTO BROKERS LLC
SALTON MOTOR CARS INC
SAM PIERCE CHEVROLET
SANSING CHEVROLET, INC
SARASOTA FORD
SAULS MOTOR COMPANY, INC.
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP

DEALER NAME
SAVANNAH MOTORS
SAVANNAH SPORTS AND IMPORTS
SAVANNAH TOYOTA & SCION
SC AUTO SALES
SCARRITT MOTORS INC
SCHAELL MOTORS
SCOGGINS CHEVROLET OLDS BUICK
SCOTT EVANS NISSAN
SECOND CHANCE MOTORS
SELECT AUTO CENTER
SELECT MOTORS OF TAMPA INC.
SERPENTINI CHEVROLET OF
SERRA AUTOMOTIVE
SERRA VISSER NISSAN INC
SHAFER PREFERRED MOTORS INC
SHAMBURG AUTO SALES
SHAN AUTO SALES
SHARP CARS OF INDY
SHAWNEE MOTORS GROUP
SHEEHAN PONTIAC
SHEEHY FORD INC
SHERDAN ENTERPRISES LLC
SHERIDAN AUTO SALES
SHOALS UNIVERSITY KIA
SHOOK AUTO INC
SHOW ME AUTO MALL INC
SHUTT ENTERPRISES INC
SIGN & DRIVE AUTO SALES LLC
SIGNATURE FORD LINCOLN MERCURY
SIGNATURE MOTORS USA LLC
SIMMONS NISSAN
SIMON & DAVID AUTO SALES LLC
SIMPLE AUTO IMPORTS
SINA AUTO SALES, INC.
SKY AUTOMOTIVE GROUP CORP
SKYLINE MOTORS FO RALEIGH INC
SMITH FIELD AUTO CENTER LLC
SMITH MOTORS LLC
SMITH STOKES CHEV CAD BUICK
SMITHS AUTO SALES
SOLAR AUTO SALES INC
SOLID AUTOS LLC
SOURCE AUTOMOTIVE
SOUTH 71 AUTO SALES
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTH MOTORS HONDA
SOUTH OAK DODGE INC

DEALER NAME
SOUTHEAST JEEP EAGLE
SOUTHERN AUTOMOTIVE ENTERPRISE
SOUTHERN MOTOR COMPANY
SOUTHERN STATES NISSAN, INC.
SOUTHERN TRUST AUTO SALES
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHGATE FORD
SOUTHPORT MOTORS
SOUTHSIDE AUTO SALES
SPACE & ROCKET AUTO SALES
SPIRIT CHEVROLET-BUICK INC.
SPIRIT FORD INC
SPITZER DODGE
SPITZER DODGE
SPITZER MOTOR CITY
SPORTS AND IMPORTS, INC.
SPORTS CENTER IMPORTS INC
ST LOUIS AUTO BROKERS
ST LOUIS CARS & CREDIT INC
STAF ORTON AUTOMOTIVE INC
STANFIELD AUTO SALES
STAN’S CAR SALES
STAR AUTO SALES
STAR FIRST 1 FINANCIAL
STAR MOTORS
STARK AUTO GROUP
STARK AUTO SALES
STARLING CHEVROLET
STARRS CARS AND TRUCKS, INC
STATE AUT GROUP LLC
STEARNS MOTORS OF NAPLES
STEELE AUTO SALES LLC
STEPHEN A FINN AUTO BROKER
STEVE AUSTINS AUTO GROUP INC
STEVE RAYMAN CHEVROLET, LLC
STEVE’S AUTO MALL INC
STEWART AUTO GROUP OF
STEWART MOTORS
STL AUTO BROKERS
STOKES BROWN TOYOTA SCION
STOKES HONDA CARS OF BEAUFORT
STOKES KIA
STOKES USED CAR CENTER
STONE MOUNTAIN NISSAN
STONECREST TOYOTA
SUBARU CONCORD
SUBARU OF DAYTON

DEALER NAME
SUBARU OF KENNESAW LLC
SUBARU OF MCDONOUGH, LLC
SUBARU OF PEMBROKE PINES
SUBURBAN AUTO SALES
SUBURBAN CHRYSLER JEEP DODGE
SUBURBAN FORD OF STERLING
SUMMIT WEST AUTO GROUP LLC
SUN HONDA
SUN TOYOTA
SUNBELT’S FORD TWON OF ALBANY
SUNCOAST CHRYSLER PLYMOUTH
SUNNYSIDE TOYOTA
SUNRISE AUTOMOTIVE
SUNSET MOTORS
SUNSHINE AUTO BROKERS INC
SUPERIOR ACURA
SUPERIOR AUTO SALES
SUPERIOR CHEVROLET
SUPERIOR MOTORS
SUPERIOR MOTORS NORTH
SUPERIOR PONTIAC BUICK GMC,INC
SUPERSTORE BUYHERE PAYHERE LLC
SUPREME MOTORS OF NASHVILLE
SUTHERLIN NISSAN MALL OF GA.
SUTHERLIN NISSAN OF FT. MYERS
SUZUKI OF NASHVILLE
SWEENEY BUICK PONTIAC GMC
SYMBOLIC MOTORSPORTS
TALLAHASSEE DODGE-CHRYSLER
TAMERON AUTOMOTIVE EASTERN
TAMERON AUTOMOTIVE GROUP
TAMIAMI FORD, INC.
TAMPA HONDALAND
TAMPA TRUCK DEPOT
TARGET AUTOMOTIVE
TAYLOR AUTO SALES
TAYLOR AUTO SALES INC.
TAYLOR FORD, INC.
TAYLOR MORGAN INC
TAYLOR’S AUTO SALES
TDR AUTO PLAZA LLC
TEAM AUTOMOTIVE
TEAM CHEVROLET OLDSMOBILE
TEAM NISSAN OF MARIETTA
TED CIANOS USED CAR CENTER
TED RUSSELL KIA
TED’S AUTO SALES, INC.

DEALER NAME
TELEGRAPH CHRYSLER JEEP, INC.
TENA AUTOMOTIVE LLC
TENNESSEE AUTO SALES
TENNYSON CHEVROLET, INC.
TERRY LABONTE CHEVROLET
TERRY LEE HONDA
TERRY REID KIA
THE 3445 CAR STORE, INC.
THE AUTO GROUP LLC
THE AUTO PARK INC
THE AUTO STORE
THE AUTO STORE
THE AUTO STORE
THE CAR CABANA OF
THE CAR COMPANY SUZUKI
THE CAR CONNECTION, INC.
THE CAR SHACK
THE CAR SHOPPE LLC
THE CAR STORE INC.
THE LUXURY AUTOHAUS INC.
THOMPSON CADILLAC
THORNTON CHEVROLET, INC
THORNTON ROAD HYUNDAI
THOROUGHBRED FORD INC
THRIFTY CAR SALES
THRIFTY OF GRAND RAPIDS
THURSTON FLEET SALES
TIFFIN FORD LINCOLN MERCURY
TILLMAN AUTO LLC
TIM TAYLOR AUTO SALES
TINKER BOYD USED CARS
TITAN AUTO SALES
TNT CHRYSLER DODGE JEEP
TNT USED AUTO SALES, INC.
TOM EDWARDS, INC
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM KELLEY BUICK GMC PONTIAC
TOM STENHOUWER AUTO SALES INC
TOM TEPE AUTOCENTER INC
TOM WOOD FORD
TOM WOOD NISSAN, INC.
TOMLINSON MOTOR COMPANY OF
TONY BETTEN & SONS FORD
TONY ON WHEELS, INC.
TOP CHOICE AUTO
TOTAL CYCLE CARE INC

DEALER NAME
TOWN & COUNTRY AUTO & TRUCK
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY SELECT
TOWN CENTER NISSAN
TOWN SQUARE MOTORS
TOWNE EAST AUTO
TOYOTA OF CINCINNATI CO, INC.
TOYOTA OF GOLDSBORO
TOYOTA OF HOLLYWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF MCDONOUGH
TOYOTA OF ORLANDO
TOYOTA OF WARSAW
TOYOTA OF WINTER HAVEN
TOYOTA SCION NORTH CHARLESTON
TOYOTA WEST/SCION WEST
TRAMWAY MOTOR CARS
TRI-CITY AUTO MART
TRI-COUNTY CHRYSLER PRODUCTS
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TRIPLE M AUTO CONSULTANTS
TROPICAL AUTO SALES
TROY FORD INC
TRUCK TOWN INC
TRYON AUTO MALL
U.S. AUTO GROUP, INC.
U-DRIVE AUTO LLC
ULTIMATE AUTO SALES
UNIQUE AUTO SALES
UNIQUE AUTOMOTIVES, LLC
UNITED AUTO SALES
UNITED SALES AND LEASING, INC
UNITED VEHICLE SALES
UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY NISSAN
UNLIMITED AUTOMOTIVE
US 1 CHRYSLER DODGE JEEP
US AUTO MART INC
US MOTORS
USA AUTO & LENDING INC
USA MOTORCARS
USED AUTOS FOR EVERYONE
USED CAR FACTORY INC
USED CAR SUPERMARKET
V & L AUTO SALES

DEALER NAME
VA CARS INC
VADEN NISSAN, INC.
VADEN VOLKSWAGEN
VAL WARD CADILLAC, INC.
VALDOSTA TOYOTA
VANGUARD AUTO CENTER INC
VANN YORK PONTIAC BUICK GMC
VANN YORK PONTIAC, INC.
VANN YORK TOYOTA, INC
VANS AUTO SALES
VARSITY LINCOLN MERCURY
VELOCITY MOTORS INC
VETERANS FORD
VIC BAILEY HONDA, INC.
VICTORIA MOTORS, LLC
VICTORY AUTO EXPRESS INC
VICTORY CHEVROLET LLC
VICTORY HONDA OF MONROE
VIDALIA FORD LINCOLN MERCURY
VILLAGE AUTO OUTLET INC
VILLAGE AUTOMOTIVE
VINCE WHIBBS PONTIAC-GMC
VININGS ENTERPRISES INC
VIP AUTO ENTERPRISES INC
VIP AUTO GROUP, INC.
VIZION AUTO
VOGUE MOTOR CO INC
WADE FORD INC
WALDORF FORD, INC.
WALKER FORD CO., INC.
WALSH AUTO BODY, INC
WALT SWEENEY FORD, INC
WALTERS AUTO SALES AND RENTALS
WARREN TOYOTA
WARSAW BUICK GMC
WASHINGTON BLVD MOTORS
WAYLAND MOTOR SALES
WAYNE AKERS FORD INC.
WAYNE THOMAS CHEVROLET, INC.
WAYNESVILLE AUTO MART
WEINLE AUTO SALES
WEST BROAD HONDA
WEST BROAD HYUNDAI
WEST CLAY MOTOR COMPANY LLC
WEST COAST CAR & TRUCK SALES
WEST END AUTO SALES & SERVICE
WEST MOBILE AUTOMOTIVE

DEALER NAME
WEST SIDE TOYOTA
WESTSIDE MOTOR CO
WESTVIEW MOTORS, INC.
WHEELS & DEALS AUTO SALES
WHEELS & DEALS AUTO SALES OF
WHEELS FOR SALE BY OWNER &
WHEELS MOTOR SALES
WHITEWATER MOTOR COMPANY INC
WHOLESALE AUTO BROKERS, INC.
WHOLESALE DIRECT
WHOLESALE, INC
WILLETT HONDA SOUTH
WILLIAMSBURG CHRY JEEP
WILLS MOTOR SALES
WILLY HEROLD SUBARU
WILMINGTON AUTO CENTER
WILSON MOTORS WHOLESALE, INC
WINTER PARK AUTO EXCHANGE INC
WOODY SANDER FORD, INC.
WORLD AUTO
WORLD AUTO, INC.
WORLD CLASS MOTORS
WORLD FORD STONE MOUNTAIN
WORLEY AUTO SALES
WOW CAR COMPANY
WRIGHT’S AUTO SALES
XL1 MOTORSPORTS, INC
X-TREME AUTO SALES INC
YADKIN ROAD AUTO MART
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
Z BEST CARS
Z IMPORTS SALES & SERVICE INC
ZAPPIA MOTORS
ZEIGLER CHRYSLER DODGE JEEP